UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2020

Flexion Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36287	26-1388364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301, Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 305-7777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	FLXN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

In connection with the issuance of the report of its independent registered public accounting firm as part of its recently announced proposed public offering of common stock, Flexion Therapeutics, Inc. (the “Company”) is refiling as Exhibit 99.1 hereto its consolidated financial statements that were previously included in its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”) and the related report of the Company’s independent registered public accounting firm. The financial statements filed as Exhibit 99.1 hereto are identical to those included in the Form 10-K other than (i) an update to Note 1 to the consolidated financial statements to disclose, (a) consistent with the disclosures appearing in the Company’s previously filed Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and due to circumstances arising after the filing of the Form 10-K on March 12, 2020, that there was substantial doubt about its ability to continue as a going concern, and (b) the Company entered into an amendment to its credit and security agreement with Silicon Valley Bank as agent, MidCap Financial Trust, Flexpoint MCLS Holdings, LLC, and the other lenders from time to time party thereto and (ii) to add Note 18 to the consolidated financial statements describing subsequent events that occurred after the Form 10-K was filed on March 12, 2020. The report of the Company’s independent registered public accounting firm included in Exhibit 99.1 hereto likewise includes a paragraph noting management’s conclusion regarding substantial doubt about the Company’s ability to continue as a going concern. Other than as described in the preceding sentences, Exhibit 99.1 does not revise, modify, update or otherwise affect the Form 10-K, including the consolidated financial statements.
This Form 8-K is being filed only for the purposes described above, and all other information in the Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for the matters described above. No attempt has been made in this Form 8-K to reflect events or occurrences after the date of the filing of the Form 10-K on March 12, 2020, and it should not be read to modify or update other disclosures as presented in the Form 10-K. As a result, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2019, filed on March 12, 2020.
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1	Financial Statements and Supplementary Data

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Flexion Therapeutics, Inc.

Date: May 20, 2020	By:	/s/ Mark S. Levine
Mark S. Levine
General Counsel and Corporate Secretary